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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                February 16, 1999
                Date of Report (Date of earliest event reported)



                                   ONEOK, Inc.
             (Exact name of registrant as specified in its charter)



         Oklahoma                     1-2572                     73-1520922
(State or other jurisdiction        (Commission                 (IRS Employer
       of incorporation)            File Number)             Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  Pursuant to Rule 424(b)(2) under the Securities Act of 1933, ONEOK, Inc. (the "Company") has filed a prospectus and a preliminary prospectus supplement and a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Senior Insured Quarterly Notes due February 1, 2019 (the "Senior Insured Quarterly Notes").

Incorporation of Certain Documents by Reference

                  The consolidated balance sheets of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and December 31, 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; (iii) the preliminary prospectus supplement and (iv) the prospectus supplement for the Senior Insured Quarterly Notes, and shall be deemed a part hereof and thereof.

                  In connection with the issuance of the Senior Insured Quarterly Notes, the Company is filing herewith the consent of PricewaterhouseCoopers LLP to the use of their name and the incorporation by reference of their report in the preliminary prospectus supplement and the prospectus supplement relating to the issuance of the Senior Insured Quarterly Notes. The consent of PricewaterhouseCoopers LLP is attached hereto as Exhibit 23.

Item 6.           Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

Exhibit
No.               Description

(23)              Independent Auditor's Consent

Items 8-9.        Not Applicable








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 16th of February, 1999.


                                                ONEOK, Inc.

                                       By:      Jerry D. Neal
                                                -------------------------------
                                                Vice President, Chief Financial
                                                Officer, and Treasurer




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                               INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION
-----------                   -----------
  23                          Consent of Independent Accountants